PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL FLEXGUARD INCOME SELECT
Single Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)

Updating Summary Prospectus
May 1, 2026

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for the Prudential FlexGuard Income Select B Series, a single premium deferred index-linked and variable annuity (“Annuity”), is currently available online, which contains more information about the Annuity, including its features, benefits, investment options, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/regdocs/PLAZ-FlexGuard-B-IS-STAT.  You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.

The statutory prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix  E - Financial Intermediary Variations” of the statutory prospectus. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

This Updating Summary Prospectus incorporates by reference the Prudential FlexGuard Income Select B Series statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

PLAZFGINCSELPROS-USP

GLOSSARY OF TERMS

Account Value: The total value of any allocations in any Variable Sub-account(s) we make available and the Index Strategies using the Interim Value for each Index Strategy on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit less any withdrawals or Benefit charge applicable to that Index Strategy would be used instead of the Interim Value.

Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.

Buffer: The amount of protected negative Index Return applied to the Account Value allocated to an Index Strategy at the end of an Index Strategy Term. Any negative Index Return in excess of the Buffer reduces the Account Value.

Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Cap Rate equals 1.00% for a one-year Index Strategy Term, 5.00% for a three-year Index Strategy Term and 10.00% for a six-year Index Strategy Term.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The CDSC is also referred to as a surrender charge in this prospectus.

Index (Indices): The underlying Index or exchange traded fund associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.

Index Credit: The percent of Index Return used to calculate the amount you receive on an Index Strategy End Date. The Index Credit can be negative, meaning you can lose principal and prior earnings. This may be expressed as an amount or percentage.

Index Linked Variable Income Benefit: A living benefit rider that is automatically included with the contract at issue and becomes effective on the Index Effective Date. This may also be referred to in the prospectus as the “Benefit.”

Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.

Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time, subject to our rules.

Issue Date: The effective date of your Annuity. We will establish your Issue Date when we receive your complete Purchase Payment and all information that we require for the purchase of a Contract in Good Order.

Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy. The Guaranteed Minimum Participation Rate equals 60% for the Step Rate Plus Index Strategy.

Portfolio: An underlying mutual fund, or series thereof, in which a Variable Option of the Registered Separate Account invests. A Portfolio also may be referred to in this prospectus as an Underlying Portfolio.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Registered Separate Account: Pruco Life Insurance Company Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Option(s). Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Separate Accounts: Refers to the Registered Separate Account and the Index Strategies Separate Account.

May 1, 2026Updating Summary Prospectus 1

Spread: On the Index Strategy End Date, the Spread reduces the value of positive Index Returns used in the calculation of Index Credits that may be applied to the Enhanced Cap Rate Index Strategy. The Spread percentage may vary by Index, Index Strategy Term, Cap Rate and Buffer. Multiple Spread options (known as Spread A and Spread B) with different Cap Rates may be offered with the same level of Buffer. Spreads, upon renewal, may be higher or lower than the initial Spread but will never be greater than the Guaranteed Maximum Spread. Renewal Spreads may differ from the Spreads used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Maximum Spread equals 3.00% for a one-year Index Strategy Term.

Step Rate: The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index Strategy Term if the Index Return is between zero (including zero) and the declared Step Rate. A different Step Rate may be declared for different Indices and Buffers. Step Rates, upon renewal, may be higher or lower than the initial Step Rate but will never be less than the Guaranteed Minimum Step Rate. Renewal Step Rates may differ from the Step Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Step Rate equals 1.00% for the Step Rate Plus Index Strategy.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.

May 1, 2026Updating Summary Prospectus 2

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to Contract features since the date of the last statutory prospectus, May 1, 2025.

May 1, 2026Updating Summary Prospectus 3

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
Surrender Charges: If you withdraw money from the Contract within 6 years following your Contract Issue Date, you may be assessed a surrender charge. The maximum surrender charge is    8.0% applied against Account Value being withdrawn, and a surrender charge may be assessed up to 6 years after the Issue Date of your Contract. If you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal. Losses from surrender charges will be greater if there are also negative Interim Value adjustments, taxes, or tax penalties.
Interim Value Adjustments: If all or a portion of Account Value is removed from an Index Strategy before the end of the Index Strategy Term, we will apply an Interim Value adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment. For example, if you allocate $100,000 to an Index Strategy with a 3-year Strategy Term and later make a withdrawal before the 3 years have ended, you could lose your $100,000 investment. Losses from negative Interim Value adjustments will be greater if you also have to pay a surrender charge, taxes or tax penalties. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge, or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.
For more information on surrender charges and Interim Value Adjustments, please refer to the “Fee Table” and “Charges and Adjustments” sections of  the statutory prospectus.

Are there Transaction Charges?

Yes.
In addition to surrender charges and Interim Value adjustments, you may be charged for additional copies of reports. For more information, please refer to the “Fee Table” and “Charges and Adjustments” sections of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 4

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
There is an implicit ongoing fee on the Index Strategies to the extent that an Index Strategy’s Cap Rate, Spread, Participation Rate, or Step Rate, as applicable, limit the positive Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. This means that your returns may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	2.80%(1)	2.90%(1)
	Portfolio Company fees and expenses	0.57%	0.57%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None	None

(1)Base Contract Fees include: (i) Insurance Charge assessed as a percentage of the net assets of the Variable Option. For Purchase Payments equal to or greater than $1 million the charge will be 1.20%. (ii) Index Linked Variable Income Benefit charge of 1.60% assessed as a percentage of the Account Value. The Benefit is included upon issuance of the Contract and may be cancelled after three years. If it is cancelled, the Benefit charge will no longer apply. You should consult the Index Linked Variable Income Benefit Supplement for the latest current charges.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.  This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $3,561	Highest Annual Cost $3,561
Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No optional benefits* No sales charges No subsequent Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive combination of optional benefits and Portfolio fees and expenses

  No sales charges

  No subsequent Purchase Payments, transfers or withdrawals

* The Index Linked Variable Income Benefit is not optional. Therefore, it is included in the determination of the Lowest Annual Cost.
For more information on ongoing fees and expenses, please refer to the “Fee Table” and "Charges and Adjustments" sections of  the statutory prospectus.

May 1, 2026Updating Summary Prospectus 5

Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Contract. Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Contract, is: 95% loss for a 5% Buffer; 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; 70% loss for a 30% Buffer; or 0% loss for a 100% Buffer.
The Company does not guarantee that the Contract will always offer Index Strategies that limit Index losses, which would mean a risk of loss of the entire amount invested.
For more information on the risk of loss from poor performance, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Amounts withdrawn from the Contract may result in surrender charges, taxes and tax penalties. In addition, removing amounts from an Index Strategy prior to the Index Strategy End Date may result in a negative Interim Value adjustment and loss of positive Index performance.
Removing a portion of amounts in an Index Strategy prior to the Index Strategy End Date will also result in an immediate reduction to your Index Strategy Base. The Index Strategy Base will be proportionately reduced, and the proportionate reduction could be greater than the amount removed. Reductions to your Index Strategy Base will result in lower Interim Values for the remainder of the Index Strategy Term and less positive Index Credit (if any) on the Index Strategy End Date.
At the end of an Index Strategy Term, amounts in the matured Index Strategy will be reallocated, withdrawn or otherwise processed according to your instructions. You must provide instructions for reallocation by the Index Anniversary Date corresponding to the Index Strategy End Date. In the absence of instructions, if the same Index Strategy is available, amounts in the matured Index Strategy will be automatically re-invested in the same Index Strategy for a new Index Strategy Term. During the Savings Stage, if the same Index Strategy is no longer available, amounts in the matured Index Strategy will be automatically transferred to the Variable Option. Amounts in the Variable Option may be transferred to an Index Strategy on the next Index Anniversary Date. During the Income Stage, if the same Index Strategy is no longer available and we have no additional instructions, amounts in the matured Index Strategy will be automatically transferred to a Point-to-Point with Cap Index Strategy with, in order of priority, the shortest Index Strategy Term, the highest Buffer and the lowest Cap Rate.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract”, “Charges and Adjustments”, and “General Description of Contracts - Transfer and Reallocation Guidelines” sections of the statutory prospectus.

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Risks
What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, including the Index Strategies and the Variable Option. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
For the Index Strategies:

  The Cap Rate, Spread, Participation Rate or Step Rate, as applicable, may limit positive Index Credits (i.e., limited upside). This may result in you earning less than the Index Return. For example:

  Point-to-Point with Cap Index Strategy. Assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term.

  Enhanced Cap Rate Index Strategy. Assuming a Spread of 2%, Cap Rate of 15% and Index Return of 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return and apply an 8% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%.

  Step Rate Plus Index Strategy. Assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%. If the Index Return is instead 10%, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%.

  Dual Directional Index Strategy. Assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term

  The Buffer may limit negative Index Credits (i.e., limited protection in the case of market decline). For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term.

  There may be losses due to surrender charges, negative Interim Value adjustments, and taxes and tax penalties.

Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. In addition, if the Index is an exchange-traded fund (ETF), the ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Contract" and “Appendix A” sections of the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Index Strategies), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

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Restrictions
Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.

  The availability of Investment Options described in this prospectus may vary depending on the broker-dealer through which the Contract is sold. See “Appendix E - Financial Intermediary Variations” ofthe statutory prospectus.

  Account Value may be transferred to an Index Strategy, or among Index Strategies, only on an Index Strategy End Date.

  Account Value in the Variable Option may be transferred to an Index Strategy only on an Index Anniversary Date.

  During the Savings Stage, Account Value transferred from an Index Strategy to the Variable Option prior to the Index Strategy End Date will result in an Interim Value adjustment, which may be negative.

  During the Income Stage, no Index Strategies are available other than the 1-year Point-to-Point with Cap, 1-year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate* Index Strategies. The Variable Option is not available during the Income Stage.

We reserve the right to:

  Remove or substitute Portfolios and close the Variable Option;

  Add or remove Index Strategies (there is no guarantee that any Index Strategy will be available in the future);

  Change the features of an Index Strategy from one Index Strategy Term to the next, including the Index, Cap Rate, Spread, Participation Rate, Step Rate, and Buffer, as applicable, subject to any minimum guarantees; and

  Substitute the Index of an Index Strategy during its Index Strategy Term.

We will not accept any additional Purchase Payments under the Contract.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.
Certain Investment Options may not be available through certain financial intermediaries. See Appendix E, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.
For more information on investment and transfer restrictions, please refer to the  “Principal Risks of Investing in the Contract”, “General Description of Contracts - Transfer and Reallocation Guidelines”, “What are the Separate Accounts”, “Financial Professional Permission to Forward Transaction Instructions", and “Appendix A – Investment Options Available Under the Contract” sections of the statutory prospectus.

Are there any Restrictions on Contract Benefits?

Yes.
There are restrictions and limitations relating to benefits offered under the Contract (e.g., Index Linked Variable Income Benefit, Death Benefit).
Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
For the Index Linked Variable Income Benefit:

  The Contract is automatically issued with the Index Linked Variable Income Benefit, with an additional charge. You cannot voluntarily terminate the Benefit (and its charge) until after your 3rd Contract Year.

  Income Withdrawals may not begin until the Income Stage. You can elect to begin the Income Stage only on an Index Anniversary Date after the Waiting Period.

  Excess Income may affect the availability of the Benefit by reducing it by an amount greater than the value withdrawn and could terminate the Benefit and the Contract.

For the Performance Lock:

  The Performance Lock is only available during the Savings Stage and is not available during the Income Stage.

  We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.

  We may discontinue the use of this feature for future Performance Lock requests at any time.

Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn.
For more information on the benefits under the Contract, please refer to the “Benefits Available Under the Contract” and “Performance Lock” sections of  the statutory prospectus.
Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix E, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

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Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (“IRA”). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of  the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Contract.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on exchanges, please refer to the Statement of Additional Information.

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APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries.   See  “Appendix E,  “Financial Intermediary Variations”  and the Cover Page of the statutory prospectus  for additional information.

Variable Option

The following is the Portfolio available under the Contract. More information about the Portfolio is available in the prospectus for the Portfolio, which may be amended from time to time and can be found online at  www.prudential.com/regdocs/PLAZ-FlexGuard-B-IS-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III[1] PGIM Fixed Income	0.57%	3.79%	2.87%	N/A
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
1.	This Portfolio is not available during the Income Stage of the Benefit.

Index-Linked Options

The following is a list of Index Strategies currently available under the  Contract. We may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index Strategies, and terminate existing Index Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.prudential.com/FGI-Select-rates.

Note: If amounts are removed from an Index Strategy before the end of its Index Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Strategy Term.

See  “Description of Insurance Company, Registered Separate Account, and Investment Options”  in the prospectus for a description of the Index Strategies’ features. See  “Charges and Adjustments”  in the prospectus for more information about Interim Value adjustments.

Index	Type of Index	Index Strategy Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Index Strategy Term)	Minimum Limit on Index Gain (for the life of the Index Strategy)
Point-to-Point with Cap Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%

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iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	100% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%

May 1, 2026Updating Summary Prospectus 11

AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
Enhanced Cap Rate Index Strategy (For Annuities with an Application Sign Date on or after July 1, 2024)
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
Step Rate Plus Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
MSCI EAFE[1]	International Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	10% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%

May 1, 2026Updating Summary Prospectus 12

Tiered Participation Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dual Directional Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	20% Buffer	Minimum Cap Rate: 10%

1.     This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

2.     This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends paid on the securities in which the ETF invests. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities which the ETF invests.

•	Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Contract, ranges from 0% (with 100% buffer) to 95% (with 5% buffer).

•	The Company does not guarantee that the Contract will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

•	The Company limits the amount you can earn on an Index Strategy.

May 1, 2026Updating Summary Prospectus 13

○	For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

○	For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

May 1, 2026Updating Summary Prospectus 14

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000239748; C000264560	PLAZFGINCSELPROS-USP